MERIDIAN INVESTMENT & Management, Inc.
                              Financial Statements
                               September 30, 2002

                                    Contents

Independent Auditors' Report .............................................  1
Financial Statements
  Balance Sheet ..........................................................  2-3
  Statement of Income ....................................................  4
  Statement of Changes in Stockholder's Equity ...........................  5
  Statement of Cash Flows ................................................  6-7
  Notes to Financial Statements ..........................................  8-13
Supplemental Information
  Schedule of General and Administrative Expenses ........................  15

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Meridian Investment & Management, Inc.:

We have audited the accompanying balance sheet of Meridian Investment & Management, Inc. (a C corporation and a wholly owned subsidiary of BACE International Corporation) as of September 30, 2002, and the related statements of income, changes in stockholder's equity, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the September 30, 2002 balance sheet accounts have been adjusted to correctly reflect payroll taxes owed on behalf of an affiliated company. The discovery was made subsequent to the issuance of the auditors' report dated January 6, 2003. The accompanying financial statements have been restated to reflect this correction.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meridian Investment & Management, Inc. as of September 30, 2002, and the results of its operations and its cash flows for the nine months then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of general and administrative expenses is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Horne, Holmes, Crenshaw & Pool, LLP
Altamonte Springs, Florida

January 6, 2003 except for Note 9, as to which the date is June 13, 2003

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 2002

                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                      $   195,673
   Accounts receivable:
      Trade                                                           197,670
      Unbilled                                                        991,959
   Prepaid expenses                                                    57,170
   Due from Affiliates                                                826,192
   Due from StaffAmerica                                              102,448
   Current portion of collateral trust account                        618,003
   Deferred income tax                                                442,738
                                                                  -----------
         TOTAL CURRENT ASSETS                                       3,431,853
PROPERTY AND EQUIPMENT:
   Automobiles                                                         46,412
   Computer hardware and software                                      34,529
   Office furniture and equipment                                      34,740
                                                                  -----------
                                                                      115,681
   Accumulated depreciation                                           (79,702)
                                                                  -----------
         TOTAL PROPERTY AND EQUIPMENT                                  35,979
   OTHER ASSETS:
      Collateral trust account                                      1,189,963
      Notes receivable                                                 68,575
      Deferred income tax                                              54,659
      Deposits                                                          7,257
                                                                  -----------

         TOTAL OTHER ASSETS                                         1,320,454
                                                                  -----------
         TOTAL ASSETS                                             $ 4,788,286
                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                                 BALANCE SHEET
                               SEPTEMBER 30, 2002

                      LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                            $  269,217
   Payroll taxes and other payroll deductions payable                1,116,234
   Accrued worksite employee payroll expense                           963,629
   Workers' compensation claims reserve                                996,570
   Due to Parent                                                        64,705
                                                                    ----------
      TOTAL CURRENT LIABILITIES                                      3,410,355
NON-CURRENT LIABILITIES:
   Long-term portion of workers' compensation claims reserve           536,614
   Note payable to Parent                                              356,103
   Note payable to StaffAmerica                                        401,775
                                                                    ----------
      TOTAL NON-CURRENT LIABILITIES                                  1,294,492
                                                                    ----------
      TOTAL LIABILITIES                                              4,704,847
Stockholder's equity:
   Common stock, $1 par value; 30,000 shares authorized;
     16,784 shares issued and outstanding                               16,784
   Additional paid-in capital                                          308,731
   Accumulated deficit                                                (242,076)
                                                                    ----------
      TOTAL STOCKHOLDER'S EQUITY                                        83,439
                                                                    ----------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $4,788,286
                                                                    ==========


   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                              STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

REVENUES                                              $ 38,284,260
DIRECT COSTS:
   Salaries and wages of worksite employees             32,346,213
   Benefits and payroll taxes                            4,213,478
   Other                                                    75,144
                                                      ------------
Total direct costs                                      36,634,835
                                                      ------------
Gross profit                                             1,649,425
OPERATING EXPENSES:
   Salaries, wages and payroll taxes                       737,261
   General and administrative expenses                     560,076
   Commissions                                             152,785
   Advertising                                              27,745
   Depreciation                                             27,067
                                                      ------------
Total operating expenses                                 1,504,934
                                                      ------------
Operating income                                           144,491
OTHER INCOME (EXPENSE):
   Interest income                                          24,666
   Interest expense                                        (39,060)
   Loss on disposition of assets                           (30,051)
                                                      ------------
TOTAL OTHER INCOME (EXPENSE)                               (44,445)
                                                      ------------
INCOME BEFORE INCOME TAX EXPENSE                           100,046
INCOME TAX EXPENSE                                          64,009
                                                      ------------
NET INCOME                                            $     36,037
                                                      ============

   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                         Preferred Stock        Common Stock      Additional                   Stock
                                        ------------------   -------------------    Paid-in    Accumulated  Subscription
                                        Shares      Amount   Shares       Amount    Capital      Deficit     Receivable     Total
                                        ------      ------   ------       ------    -------      -------     ----------     ------
Balance - December 31, 2001, as           610    $  61,000   17,784    $  17,784  $ 366,731    $(194,276)   $(100,000)   $ 151,239
previously stated
   Prior period adjustment, net of tax     --           --       --           --         --      (83,837)          --      (83,837)
                                          ---    ---------   ------    ---------  ---------    ---------    ---------    ---------
Balance - December 31, 2001, restated     610       61,000   17,784       17,784    366,731     (278,113)    (100,000)      67,402
   Acquisition and retirement of stock   (610)     (61,000)  (1,000)      (1,000)   (58,000)        --        100,000      (20,000)
   Net income                              --           --       --           --         --       36,037           --       36,037
                                          ---    ---------   ------    ---------  ---------    ---------    ---------    ---------
Balance - September 30, 2002               --    $      --   16,784    $  16,784  $ 308,731    $(242,076)   $      --    $  83,439
                                          ===    =========   ======    =========  =========    =========    =========    =========

   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                            STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

Cash flows from operating activities:
  Net income                                                       $  36,037
  Adjustments  to reconcile net income to net cash
  provided by (used in) operating activities:
    Depreciation                                                      27,067
    Loss on disposition of assets                                     30,051
    Deferred income tax                                              (42,316)
    Interest added to collateral trust account                       (19,915)
    Collateral trust funds used to pay workers'
      compensation claims expense                                    414,249
    (Increase) decrease in accounts receivable                       212,288
    (Increase) decrease in prepaid expenses                           30,643
    (Increase) decrease in due from Affiliates                      (801,050)
    (Increase) decrease in due from StaffAmerica                    (102,448)
    Increase (decrease) in accounts payable and
      accrued expenses                                              (173,440)
    Increase (decrease) in payroll taxes and other
       payroll deductions payable                                    713,089
    Increase (decrease) in accrued worksite employee
      payroll expenses                                                20,325
    Increase (decrease) in workers' compensation
      claims reserve                                                (247,514)
    Increase (decrease) in due to Parent                              64,705
                                                                   ---------
    Total adjustments                                                125,734
                                                                   ---------
  Net cash provided by operating activities                          161,771
                                                                   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Decrease in due to employees                                       (25,322)
  Decrease in notes receivable                                       (14,027)
  Proceeds from the sale of property and equipment                     3,000
                                                                   ---------
    Net cash used in investing activities                            (36,349)
                                                                   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Decrease in bank overdraft                                      (483,607)
    Proceeds from notes payable                                      757,878
    Proceeds from long-term debt                                     565,518
    Repayment of long-term debt                                     (797,011)
    Acquisition of preferred stock                                   (20,000)
                                                                   ---------
      Net cash provided by financing activities                       22,778
                                                                   ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                            148,200
Cash and cash equivalents, beginning of the period                    47,473
                                                                   ---------
Cash and cash equivalents, end of the period                       $ 195,673
                                                                   =========

   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                            STATEMENT OF CASH FLOWS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

Supplemental schedule of non-cash investing and financing activities:

Cash paid for interest during the period                      $ 39,060
                                                              ========
Cash paid for income taxes during the period, net of
refund received of $76,800                                    $ 38,334
                                                              ========

During the nine months ended September 30, 2002, preferred stock was retired and contributed to additional paid-in capital.

During the nine months ended September 30, 2002, a stock subscription receivable totaling $100,000 was exchanged for 1,000 shares of outstanding stock.

   The accompanying notes are an integral part of these financial statements.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Meridian Investment & Management, Inc. ("the Company") is a wholly owned subsidiary of BACE International Corporation ("the Parent").

The Company is a professional employer organization ("PEO") in the state of Florida providing a comprehensive range of services to its clients who are located throughout the Southeastern United States. These services include benefits and payroll administration, medical and workers' compensation insurance programs, personnel records management and employer liability management.

Basis of Accounting

Assets, liabilities, revenues and expenses are recognized using the accrual method of accounting. Under the accrual method PEO service fees relating to worksite employees with earned but unpaid wages at the end of each period are recognized as unbilled revenues and the related direct payroll costs for such wages are accrued as a liability during the period in which wages are earned by the worksite employee.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

The Company has several bank accounts at financial institutions located in Southwest Florida. At September 30, 2002 and at various times throughout the year, the Company has maintained balances in excess of federally insured limits.

Cash in the amount of $178,439 is held for and designated as an employees' savings account. A liability for this same amount is included in payroll taxes and other payroll deductions payable in the accompanying balance sheet.

Accounts Receivable

The Company pays a majority of its employees weekly, and bills the clients for the gross amount paid plus administrative charges. Accounts receivable represent timing differences between pay dates of the employees and reimbursement by the client for wages paid.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

Allowance for Doubtful Accounts

Management uses the direct write off method of accounting for uncollectible accounts and reviews outstanding amounts on an ongoing basis. At September 30, 2002, management believes all accounts receivable are collectible, therefore, no allowance for doubtful accounts has been established.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight -line method over the estimated useful lives of the related assets.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Income Tax Expense

Income taxes are accounted for using the asset and liability method under which current and deferred tax liabilities are recorded in accordance with enacted tax laws and rates. Deferred taxes are provided for the temporary differences between the financial statement and tax basis of the Company's assets and liabilities. These differences relate to differences in book and tax depreciation methods and treatment of reserves for future workers' compensation claims. Deferred tax expense or benefit is the result of the changes in the deferred tax assets and liabilities.

The Company files a consolidated tax return with the Parent. For financial statement purposes, income taxes have been computed using the separate returns method based upon the Company's income. Amounts determined to be payable are recorded as an increase to the Due to Parent in the accompanying balance sheet and total $64,705 as of September 30, 2002.

Fiscal Year End

Effective January 1, 2002, the Company changed its year end from December 31 to September 30.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 2 - RELATED PARTY

The Parent has wholly owned investments in other professional employer organizations. These companies include StaffAmerica, Inc. ("StaffAmerica"), ABP, Inc., ABP II, Inc., ABP III, Inc., ABP IV, Inc., ABP Group, Inc., H. Graham Higgins Sales Company, MRG Group, Inc., Meridian Staffing, Inc. and American Staff Resources, Inc. The accompanying financial stat ements do not present financial information for these companies. Any related party transactions with these companies are disclosed.

The Parent purchased the Company in September of 2002. Under the previous ownership, the Company owed an insurance carrier workers' compensation premiums and deductible reimbursements totaling approximately $610,000. At the time of sale, the Parent settled with the insurance company and paid them $356,103 on the Company's behalf. This amount is now reflected in the accompanying balance sheet as note payable to Parent. This loan is unsecured, bears interest at 5% and is due in full on September 28, 2005.

Since  June of 2002,  upon  execution  of a letter of intent  for the  Parent to purchase the Company, the Company's workers' compensation coverage has been under a shared policy with StaffAmerica. Amounts due for premiums, claims and reserves total $401,775. Of this amount, $152,448 represents workers' compensation reserves held by StaffAmerica for future claims.

The note payable to StaffAmerica is unsecured, bears interest at 5% and is due in full on September 28, 2005.

Included in the accompanying balance sheet are accrued management fees payable to StaffAmerica totaling $50,000.

The Company is affiliated with Meridian Insurance, Inc. through common ownership by the Company's Parent. Amounts due from Meridian Insurance, Inc. and Meridian Staffing, Inc. total $22,548 at September 30, 2002. Additionally, Meridian Insurance, Inc. paid the Company $40,558 for services provided during the nine months ended September 30, 2002.

Notes receivable totaling $54,659 are from two of the former stockholders' of the Company. These notes are non-interest bearing and are collateralized by life insurance policies on the lives of the former stockholders.

NOTE 3 - COLLATERAL TRUST AGREEMENT, RESTRICTED CASH

In 2001, the Company entered into a collateral trust agreement to provide cash in a trust account as collate ral to secure the Company's obligations to its workers' compensation carrier for the policy year October 1, 2000 through September 30, 2001. The cash in the trust may only be drawn upon by the Company upon termination of the trust or by substituting collateral acceptable to the insurance company. The cash is available to be withdrawn by the insurance carrier for

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 3 - COLLATERAL TRUST AGREEMENT, RESTRICTED CASH (continued)

payment or reimbursement of the Company's obligation under the policy. For the period ended September 30, 2002, $414,249 has been withdrawn for this purpose.

During  the  following   policy  period  that  ended  June  12,  2002  and  amid
negotiations with the insurance carrier, the Company received notice of cancellation of its workers' compensation coverage. This event precipitated the sale of the Company's stock to the Parent. The Company and its Parent expect that an agreement will be made to settle with the insurance carrier for premiums and obligations due for the policy period ended June 12, 2002 and that the excess cash held in trust will be refunded to the Company. However, no settlement has been reached and therefore, only the estimated amount of funds reserved to settle obligations for the policy year ended September 30, 2001 have been classified as current in the accompanying balance sheet.

NOTE 4 - INCOME TAXES

Current income tax expense:
   Federal                                           $ 89,466
   State                                               16,858
                                                     --------
                                                      106,324
Deferred income tax benefit:
   Federal                                            (36,391)
   State                                               (5,924)
                                                     --------
                                                      (42,315)
                                                     --------
Total income tax expense charged to operations       $ 64,009
                                                     ========

Income tax expense attr ibutable to income was $64,009 for the nine months ended September 30, 2002 and differed from the amounts computed by applying the U.S. federal income tax rate of 34% and the state income tax rate of 5.5% primarily due to prior year underaccrual of federal and state income taxes, deductible state income taxes, reserves not currently deductible, depreciation and tax credits.

The tax effects that give rise to deferred income tax assets at September 30, 2002 are presented below:

Deferred income tax asset:
Reserves not currently deductible                    $442,738
Property and equipment                                 54,659
                                                     --------
Net deferred income tax asset                        $497,397
                                                     ========

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 5 - LEASE COMMITMENTS

The Company leases office space and office equipment under noncancellable operating leases. Minimum future lease payments for the years ended September 30 are as follows:

            2003                                $  22,699
            2004                                   22,304
            2005                                    3,788
                                                ---------
                                                $  48,791
                                                =========

The total expense related to these leases was $17,356 for the nine months ended September 30, 2002.

NOTE 6 - COMMITMENTS AND CONTIN GENCIES

The Company is licensed by the State of Florida Department of Business and Professional Regulation Board of Employee Leasing Companies. A license requirement under Chapter 468, Part XI, of the Florida Statutes is that an employee leasing company must maintain positive working capital and positive accounting net worth. Failure to maintain positive working capital and positive accounting net worth can result in suspension, denial, or revocation of an employee leasing company's license.

The Company is involved in litigation relating to an agreement that it had with an entity that marketed the Company's services in return for a percentage of profits earned from the accounts. The ultimate outcome of this litigation is uncertain. However, management and legal counsel are of the opinion that any resulting unfavorable outcomes would have a minimal adverse economic impact on the Company. In the prior year, the Company accrued $86,474 for possible claims relating to this litigation.

The Company has also been named as a defendant in a lawsuit for breach of an exclusive broker of record agreement. The ultimate outcome of this litigation is uncertain. However, management and legal counsel are of the opinion that any resulting unfavorable outcomes would have a minimal adverse economic impact on the Company.

NOTE 7 - PRIOR PERIOD ADJUSTMENT

During the nine months ended September 30, 2002, a change was made to the retained earnings of the Company. In prior years leasehold improvements were depreciated over estimated useful lives of seven to thirty-nine years. However, the leases associated with these leasehold improvements expired prior to January 1, 2002. As a result, the unamortized amount of the leasehold improvements should have been charged to expe nse in a prior period.

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2002

NOTE 7 - PRIOR PERIOD ADJUSTMENT (continued)

This adjustment decreased retained earnings and previously reported net income by $83,837, net of the deferred income tax benefit of $50,081.

NOTE 8 - SUBSEQUENT EVENT

Subsequent to the date of the financial statements and in order to maintain workers' compensation coverage, the Parent entered into an agreement to sell its investment in professional employee organizations to The Cura Group III, Inc. The Cura Group III, Inc. is partially owned by Certified Services, Inc., a publicly traded company. The Cura Group III, Inc. placed the Company's employees and client's under its workers' compensation policy. That policy however, expired December 31, 2002 and is on a two-month extension until February 28, 2003.

NOTE 9 - REISSUANCE OF AUDITORS' REPORT

As a result of state reporting and registration requirements, the Company reported certain client payrolls on behalf of another wholly -owned subsidiary of the Parent, ABP IV, Inc., for the quarter ended September 30, 2002. The related payroll tax deposits had been deposited in ABP IV, Inc.'s account at the Internal Revenue Service and were believed to have been transferred to the Company's account at the Internal Revenue Service for the quarter ended September 30, 2002. Subsequent to the date of the financial statements and the issuance of the auditors' report dated January 6, 2003, managem ent discovered that payroll taxes related to the ABP IV, Inc. payrolls, had not been transferred as of September 30, 2002. Therefore, these financial statements have been reissued to reflect the additional liability for payroll taxes and penalties totaling $740,102 and the corresponding amount due from ABP IV, Inc. The receivable from ABP IV, Inc. is included in Due from Affiliates in the accompanying balance sheet.

In March of 2003, the payroll tax liability of $740,102 to the Internal Revenue Service was paid in full.

                            SUPPLEMENTAL INFORMATION

                     MERIDIAN INVESTMENT & MANAGEMENT, INC.
                SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

Bad debts                                                             $ 22,497
Bank charges                                                            54,271
Equipment rental                                                        16,513
Insurance                                                               39,766
Legal and professional                                                 125,135
Management fees                                                         50,000
Office                                                                  69,682
Penalties                                                               15,269
Postage                                                                 12,209
Rent                                                                    70,599
Repairs and maintenance                                                 10,471
Taxes-other                                                              4,136
Telephone                                                               50,133
Travel                                                                   6,269
Utilities                                                               13,126
                                                                      --------
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES                             $560,076
                                                                      ========

                                       15